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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 23, 2007

                          COASTAL FINANCIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)

Delaware                              0-19684                 57-0925911
--------                              -------                 ----------
(State or other jurisdiction of      (Commission             (IRS Employer
 incorporation or organization)      File Number)            Identification No.)

2619 Oak Street, Myrtle Beach, South Carolina                   29577
---------------------------------------------                   -----
(Address of principal executive offices)                       (Zip Code)

                                 (843) 205-2000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01     REGULATION FD DISCLOSURE.
              ------------------------

         On March 23, 2007, Coastal Financial Corporation issued a news release to announce that it will convene a Special Meeting of Shareholders on April 27, 2007 to vote on its proposed merger with BB&T Corporation. A copy of the news release is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

      (a)-(c) Not applicable.

      (d)     Exhibits

              Number       Description
              ------       -----------

              99           News release dated March 23, 2007




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COASTAL FINANCIAL CORPORATION
                                    -----------------------------
                                    (Registrant)



Date: March 23, 2007                By:  /s/ Michael C. Gerald
                                         --------------------------------------
                                         Michael C. Gerald
                                         President and Chief Executive Officer